EXHIBIT 10.2

FIFTH AMENDMENT

TO MASTER DISBURSEMENT AGREEMENT

THIS FIFTH AMENDMENT TO MASTER DISBURSEMENT AGREEMENT (this “Amendment”) is made and entered into as of April 9, 2007, by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Company”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Bank Agent (the “Bank Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Disbursement Agent (the “Disbursement Agent”), with respect to the following:

Recitals

A. Disbursement Agreement. The undersigned are parties to that certain Master Disbursement Agreement, dated as of December 14, 2004 (as amended by that certain First Amendment to Master Disbursement Agreement, dated as of April 26, 2005, that certain Second Amendment to Master Disbursement Agreement, dated as of June 29, 2005, that certain Third Amendment to Master Disbursement Agreement, dated as of March 15, 2006, that certain Fourth Amendment to Master Disbursement Agreement, dated as of August 15, 2006, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), among the Company, the Bank Agent, U.S. Bank National Association, as the indenture trustee (the “Indenture Trustee”), and the Disbursement Agent. The defined terms used herein and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

B. Right to Amend Disbursement Agreement Without Consent of Indenture Trustee. The Bank Agent, the Disbursement Agent and the Company have the right to amend the Disbursement Agreement as set forth therein without the Indenture Trustee’s consent.

C. Amendment. The undersigned desire to amend the Disbursement Agreement to reflect certain agreements of the parties hereto, all as more particularly set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. AMENDMENTS.

a. Section 2.2.7 of the Disbursement Agreement is amended by deleting the words “, which release shall be effected as a dividend from the Completion Guarantor to the Company” from the seventeenth and eighteenth lines thereof.

b. Section 2.9.2 of the Disbursement Agreement is deleted in its entirety and replaced with the words “[INTENTIONALLY OMITTED].”

c. Section 3.2.25 of the Disbursement Agreement is amended by replacing the words “Three Hundred Million Dollars ($300,000,000) therein with the words “Five Hundred Million Dollars ($500,000,000).”

d. Section 4.4.5 of the Disbursement Agreement is deleted in its entirety and replaced with the words “[INTENTIONALLY OMITTED].”

e. The definition of “Available Funds” set forth in Exhibit A of the Disbursement Agreement is amended by inserting the following immediately prior to the period at the end of such definition:

, plus (x) the amount of any Senior Unsecured Debt (as defined in the Bank Credit Agreement) that could be incurred by the Company pursuant to Section 7.2(n) of the Bank Credit Agreement at such time.

2. FINAL COMPLETION OF THE PHASE I PROJECT. Notwithstanding anything to the contrary contained in the Disbursement Agreement, as of the effective date of this Amendment, Final Completion of the Phase I Project and Phase I Final Completion shall be deemed to have been achieved and the Final Completion Date with respect to the Phase I Project shall be deemed to have occurred.

3. MISCELLANEOUS. Except as set forth in this Amendment, all other terms and provisions of the Disbursement Agreement remain unmodified and in full force and effect. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. In the event that any term or provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term or provision is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term or provision contained herein. This Amendment may be executed in any number of identical counterparts.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

WYNN LAS VEGAS, LLC, a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

		By:	/s/ Marc Schorr
		Name:	Marc Schorr
		Title:	Chief Operating Officer

BANK AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Steven Lapham
Name:	Steven Lapham
Title:	Managing Director

[Signature Page to Fifth Amendment to Disbursement Agreement]

DISBURSEMENT AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Steven Lapham
Name:	Steven Lapham
Title:	Managing Director

[Signature Page to Fifth Amendment to Disbursement Agreement]